OCTOBER 1, 2025

2025 Summary Prospectus

BlackRock ETF Trust II

•	iShares Large Cap Deep Quarterly Laddered ETF | IVVB | CBOE

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling 1-800-474-2737 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated October 1, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

ISHARES LARGE CAP DEEP QUARTERLY LADDERED ETF

Ticker: IVVB      Stock Exchange: CBOE

Investment Objective

The iShares Large Cap Deep Quarterly Laddered ETF (the “Fund”) (formerly, iShares Large Cap Deep Buffer ETF) seeks to track the share price return of the iShares Core S&P 500 ETF (the “Underlying ETF”) up to an approximate upside limit, while seeking to provide downside protection.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between BlackRock ETF Trust II (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees[1]	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1,2]	Total Annual Fund Operating Expenses[2]	Fee Waiver[1]	Total Annual Fund Operating Expenses After Fee Waiver[1]
0.50%	None	0.01%	0.03%	0.54%	(0.03%)	0.51%

[1]

As described in the “Management” section of the Fund’s prospectus beginning on page 32, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates through June 30, 2027. As described in the “Management” section of the Fund’s prospectus beginning on page 32, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in money market funds managed by BFA or its affiliates through June 30, 2027. The agreement (with respect to either waiver) may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]

The Total Annual Fund Operating Expenses and Other Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the estimation of Acquired Fund Fees and Expenses.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$52	$170	$299	$674

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund did not report a portfolio turnover rate for its most recent fiscal year, as the types of investments held by the Fund are not included in portfolio turnover rate calculations.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies or instruments with similar economic characteristics. For purposes of the Fund’s 80% policy, “large capitalization companies” are those within the range of capitalizations of the Underlying ETF’s Index (as defined below). Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for purposes of the Fund’s 80% policy. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.

The Fund seeks to provide exposure to the share price return of the Underlying ETF up to an approximate upside limit, while seeking to provide downside protection against Underlying ETF losses between approximately 5% to 20%. The Fund principally buys and sells shares of the Underlying ETF and customized call and put equity or index exchange-traded options contracts that reference the Underlying ETF, referred to as FLexible EXchange Options (“FLEX Options”), as well as other listed options that reference the price performance of the Underlying ETF, the Underlying ETF’s Index, or ETFs that replicate the Underlying ETF’s Index (collectively, “exchange-traded options”).

The Fund seeks to obtain downside protection by employing a “laddered” strategy pursuant to which it buys and sells approximately three-month FLEX Options or other exchange-traded options with overlapping expiration dates. In certain instances, the Fund may buy and sell FLEX Options or other exchange-traded options for periods of less than three-months.

Although each set of FLEX Options seeks to provide downside protection against Underlying ETF losses between approximately 5% to 20% with respect to the corresponding portion of the Fund for a specified period, the downside protection that the Fund provides at a given time against Underlying ETF losses may be less. There is no guarantee that the Fund will be successful in its attempt to provide downside protection. In addition, any downside protection the Fund seeks to provide is prior to taking into account any fees or expenses charged to the Fund, including the Fund’s annual management fee. These fees and any expenses will have the effect of reducing the downside protection amount for Fund shareholders.

The Underlying ETF is an ETF that seeks to track the investment results of the S&P 500 Index (the “Underlying ETF’s Index”), which measures the performance of the large-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. As of June 30, 2025, the Underlying ETF’s Index included approximately 80% of the market capitalization of all publicly-traded U.S. equity securities. The securities in the

Underlying ETF’s Index are weighted based on the float-adjusted market value of their outstanding shares. The Underlying ETF’s Index consists of securities from a broad range of industries. The components of the Underlying ETF’s Index are likely to change over time.

The Underlying ETF is managed using a representative sampling indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Underlying ETF may or may not hold all of the securities in the Underlying ETF’s Index. Representative sampling indexing may subject the Underlying ETF to “tracking error,” which is the divergence of the Underlying ETF’s performance from that of the Underlying ETF’s Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. The prospectus and other reports of the Underlying ETF (Ticker: IVV) are available on the Securities and Exchange Commission’s website at www.sec.gov. Shares of the Underlying ETF are listed on NYSE Arca, Inc.

An options contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy (in the case of a call option) or sell (in the case of a put option) a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). When the Fund purchases a call option, the Fund pays a premium and receives the right, but not the obligation, to purchase shares of the Underlying ETF or other reference asset at a strike price by or on the expiration date. When the Fund purchases a put option, the Fund pays a premium and receives the right, but not the obligation, to sell shares of the Underlying ETF or other reference asset at a strike price by or on the expiration date. When the Fund writes (sells) a call option, the Fund receives a premium and gives the purchaser of the option the right to purchase from the Fund shares of the Underlying ETF or other reference asset at a strike price by or on the expiration date. When the Fund writes (sells) a put option, the Fund receives a premium and gives the purchaser of the option the right to sell to the Fund shares of the Underlying ETF or other reference asset at a strike price by or on expiration date.

FLEX Options provide investors with the ability to customize key option contract terms like strike price, style and expiration date, while avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts by becoming the “buyer for every seller and the seller for every buyer.” The OCC may make adjustments to FLEX Options for certain significant events.

The FLEX Options in which the Fund invests are European style, which are exercisable at the strike price only on the expiration date. The FLEX Options traded by the Fund are listed on the Chicago Board Options Exchange (“CBOE”).

Options positions are marked to market daily. The value of the FLEX Options in which the Fund invests is affected by changes in the value and dividend rates of the securities held by the Underlying ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying ETF’s Index and the remaining time to the options’ expiration, as well as trading conditions in the options market.

The Fund currently intends to buy Underlying ETF shares and futures on the Underlying ETF’s Index and seek to enter into the combination of options transactions described above if there are any inflows, or creation transactions. In lieu of purchasing Underlying ETF shares and futures on the Underlying ETF’s Index, the Fund may instead, among other things: purchase a call option with a strike price that is very low (approximately 1% or less) relative to the Underlying ETF’s share price on the day of purchase (a “zero strike call”); purchase one or more other ETFs that replicate the Underlying ETF’s Index; purchase equity securities in seeking to track the share price return of the Underlying ETF; or invest in U.S. treasuries, money market funds and/or other cash equivalents and purchase and sell a combination of call and put options that seek to replicate exposure to the Underlying ETF. The Fund’s investments in equity securities will be primarily in common stocks of companies held by the

Underlying ETF. The Fund’s portfolio of equity securities is expected to have a risk/return profile similar to that of the Underlying ETF.

Periods of extreme market volatility may result in a significant lowering of the Fund’s upside limit and decrease of downside protection. An investor may lose their entire investment and an investment in the Fund is only appropriate for investors willing to bear those losses.

The Fund is classified as non-diversified under the 1940 Act.

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund has characteristics unlike many other traditional investments products and may not be appropriate for all investors. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of and risk is difficult to predict and may change over time. You should review each risk factor carefully.

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide downside protection against Underlying ETF losses. The Fund does not provide principal protection or non-principal protection, and, despite the downside protection the Fund seeks to provide, an investor may experience significant losses on their investment, including the loss of their entire investment. In periods of extreme market volatility, the Fund’s return may be subject to downside protection significantly lower than that which the Fund seeks to provide.

Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to an approximate upside limit. In the event that the Underlying ETF experiences gains in excess of the upside limit to which the Fund is subject as a result of its options strategy, the Fund will not participate in those gains beyond the upside limit. In periods of extreme market volatility, the Fund’s return may be subject to an upside limit significantly below the approximate upside limit.

FLEX Options Risk. In addition to counterparty risk, FLEX Options are subject to the risk that they may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price of the options and may adversely impact the value of your investment. Additionally, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Fund shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As an in-the-money FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options generally include interest rate changes, dividends, the actual and implied volatility levels of the Underlying ETF’s share price, and the remaining time until the FLEX Options expire, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction), and, as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF’s share price.

Underlying ETF Risk. The Fund invests in shares of the Underlying ETF and FLEX Options that derive their value from the Underlying ETF, and therefore the Fund’s investment performance largely depends on the investment performance of the Underlying ETF. The value of the Underlying ETF will fluctuate over time based on fluctuations in the values of the securities held by the Underlying ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s investments. The Underlying ETF seeks to track the Underlying ETF’s Index but may not exactly match the performance of the Underlying ETF’s Index due to differences between the portfolio of the Underlying ETF and the components of the Underlying ETF’s Index, fees and expenses, transaction costs, and other factors.

Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of exchange-traded options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of exchange-traded options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.

Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to participate in the increase, if any, of the share price return of the Underlying ETF, subject to an approximate upside limit.

Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined below in Authorized Participant Concentration Risk), a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the

Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.

Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Cash Transactions Risk. The Fund may effect part or all of its creations and redemptions for cash, rather than fully in-kind for securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption fully in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Investment Companies and ETFs Risk. Subject to the limitations set forth in the 1940 Act and the rule thereunder, the Fund may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by BFAthrough waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by BFA through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As aresult, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold their investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment.

Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Fund shares.

Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the

Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets, and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, losses, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.

Non-Diversification Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Operational and Technology Risks. The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Internal Revenue Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code. To qualify and maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon the language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to count the FLEX Options as automatically diversified investments under the RIC diversification requirements. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Internal Revenue Code applicable to RICs. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund may not qualify, or may be disqualified, as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P 500 Index. The Fund’s total returns prior to October 1, 2025 as reflected in the bar chart and table are the returns of the Fund when it followed a different investment objective and different investment strategies and process under the name “iShares Large Cap Deep Buffer ETF.” To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Calendar Year by Year Returns1

[1]	The Fund’s year-to-date return as of June 30, 2025 was 1.55%.

The best calendar quarter return during the period shown above was 6.21% in the first quarter of 2024; the worst was 1.97% in the fourth quarter of 2024.

Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.blackrock.com or by calling 1-800-474-2737 (toll free).

Average Annual Total Returns (for the periods ended December 31, 2024)
	One Year	Since Fund Inception
(Inception Date: 6/28/2023)
Return Before Taxes	18.66%	14.74%
Return after Taxes on Distributions[1]	18.24%	14.48%
Return after Taxes on Distributions and Sale of Fund Shares[1]	11.05%	11.21%
S&P 500 Index[2] (Index returns do not reflect deductions for fees, expenses or taxes)	25.02%	23.47%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

[2]	The S&P 500 Index is an unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Management

Investment Adviser. BlackRock Fund Advisors.

Portfolio Managers. Kyle McClements, CFA and Christopher Accettella (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. McClements and Accettella have been Portfolio Managers of the Fund since 2023.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information

The Fund intends to make distributions that may be taxable to your as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case, your distributions generally will be taxable when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.blackrock.com or call 1-800-474-2737

Investment Company Act File # 811-23511

SPRO-IVVB-1025